Award Timing Disclosure	12 Months Ended
Sep. 30, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Policies and Practices Regarding Equity Grants
The Compensation Committee makes annual equity awards at approximately the same time each year, with exceptions for new hires and one-time awards. Equity awards are not granted when the Company has material nonpublic information. In addition, pursuant to the terms of our Omnibus Incentive Plan, the exercise price of a stock option must be greater than or equal to the fair market value of our common stock on the date of grant.

Award Timing Method	The Compensation Committee makes annual equity awards at approximately the same time each year, with exceptions for new hires and one-time awards.
Award Timing Predetermined	true
Award Timing MNPI Considered	true
Award Timing, How MNPI Considered	Equity awards are not granted when the Company has material nonpublic information.